UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

Lifeward Ltd.

(Exact Name of Registrant as Specified in its Charter)

Israel	001-36612	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Donald Lynch Blvd. Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +508.251.1154

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value NIS 1.75	LFWD	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Preliminary Financial Results

On October 16, 2025, Lifeward Ltd. (the “Company”) announced its preliminary revenue results of approximately $6.2 million for the quarter ended September 30, 2025 and its preliminary U.S. GAAP operating expenses in the range of approximately $5.8 million to $5.9 million. The Company’s cash and cash equivalents as of September 30, 2025 was approximately $2.0 million. These unaudited, preliminary amounts have been prepared by and are the responsibility of management. These amounts are based upon information available to management as of the date of this Current Report on Form 8-K and subject to completion of customary quarter-end close procedures and financial review that could result in changes to the amounts. Furthermore, these amounts do not present all information necessary for an understanding of the Company’s financial condition as of September 30, 2025 or its results of operations as of such date. The Company’s independent registered public accounting firm, Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“EY”), has not audited, reviewed, compiled or performed any procedures with respect to these preliminary financial results and, accordingly, EY does not express an opinion or any other form of assurance with respect thereto. The Company’s actual results for the quarter ended September 30, 2025 will be included in its Quarterly Report on Form 10-Q and may differ materially from the above estimate.

The Company’s cash, cash equivalent and short-term investment balance as of September 30, 2025 is approximately $2.0 million.

The information disclosed in this Item 2.02 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeward Ltd.

Dated: October 16, 2025	By:	/s/ Almog Adar
	Name:	Almog Adar
	Title:	Chief Financial Officer